SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement.	☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
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☐	Soliciting Material Pursuant to sec. 240.14a-12.

Salomon Brothers Opportunity Fund Inc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SALOMON BROTHERS OPPORTUNITY FUND INC

125 Broad Street, 10th Floor

New York, New York 10004

November 13, 2006

Dear Shareholder:

A special meeting of the Salomon Brothers Opportunity Fund Inc (the “Fund”) will be held at the offices of Barrett Associates, Inc., 90 Park Avenue, 34th Floor, New York, New York 10016, on November 30, 2006, at 10:00 a.m. (New York time), to vote on the proposals listed in the enclosed proxy statement.

The purpose of the special meeting is to seek shareholder approval of a number of proposals recently approved by the Fund’s Directors (the “Board Members”). These proposals implement certain initiatives resulting from Legg Mason, Inc.’s acquisition of Citigroup Asset Management in December 2005.

Following its acquisition of Citigroup Asset Management (“CAM”), Legg Mason undertook a comprehensive review of all of the mutual funds formerly advised by CAM. Following this review, Legg Mason concluded that Barrett Associates, Inc. (“Barrett Associates”), a wholly-owned subsidiary of Legg Mason, would be well-suited to provide investment management services to the Fund taking into consideration the Fund’s particular needs and the investment and management style of Barrett Associates. Accordingly, Legg Mason determined that the Fund should not be moved to the Legg Mason Partners fund family platform with other funds formerly advised by CAM. At a Board meeting in September 2006, the Board Members of the Fund approved a new management agreement with Barrett Associates and a number of proposals related to this management change, some of which require shareholder approval. These proposals are more thoroughly described in the enclosed proxy statement.

New Investment Manager. In an effort to provide continuity of high-quality investment services to the Fund, the Board of the Fund has approved a new Legg Mason-affiliated investment manager, Barrett Associates, for the Fund. At a meeting held on September 6, 2006, the Board approved a new management agreement with Barrett Associates after reviewing and discussing Barrett Associates’ investment process and performance track record and determining that the Fund and its shareholders would benefit by appointing Barrett Associates as the Fund’s new investment manager. The appointment of Barrett Associates will not result in any material changes in the nature or the level of investment advisory and administrative services provided to the Fund. In addition, the management fee rate under the new management agreement will be the same as the fee rate under the Fund’s current management agreement. Shareholders of the Fund are being asked to approve the new management agreement with Barrett Associates. In connection with Barrett Associates becoming the Fund’s new investment manager, the Fund will change its name to “Barrett Opportunity Fund, Inc.” effective December 1, 2006.

On December 1, 2006, it is expected that certain changes to the Fund’s investment strategies that have been approved by the Fund’s Board will be implemented. First, the Fund’s stock selection criteria will be revised to focus on companies whose securities are undervalued based on the investment manager’s judgment of a company’s sustainable earnings growth in addition to the company’s intrinsic value. Second, the Fund will no longer pursue a strategy of retaining unrealized long-term capital gains to avoid the tax impact of realizing those gains. Subject to market conditions and Fund performance, Barrett Associates anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, an increase in taxable distributions to shareholders to the extent there are no offsetting losses. These changes to the Fund’s investment strategies do not require shareholder approval and will be implemented regardless of whether shareholder approval of the new management agreement with Barrett Associates is obtained. Under normal market conditions, Barrett Associates currently expects that no more than 10% of the total amount of the Fund’s current built-in long-term capital gains will be realized in any one year.

In addition, starting December 1, 2006, Amy LaGuardia, CFA® and Robert J. Milnamow of Barrett Associates will be responsible for the day-to-day management of the Fund. If shareholder approval of the new management agreement with Barrett Associates is not obtained by December 1, 2006, Ms. LaGuardia and Mr. Milnamow will manage the Fund as employees of the Fund’s current investment manager, ClearBridge Asset Management Inc.

Revise Fundamental Investment Policies. Shareholders of the Fund are also being asked to approve a number of revisions to the fundamental investment restrictions for the Fund, as described in the enclosed proxy statement. The Fund has adopted certain investment policies that cannot be changed without shareholder approval. Shareholders of the Fund are being asked to approve proposals to standardize these so-called “fundamental” investment policies with those of certain other Legg Mason-affiliated open-end funds. Also, the Board has determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. These changes are intended to simplify compliance monitoring and to provide additional portfolio management flexibility for the Fund. Please note, however, that the Fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as the policies and guidelines that have been established by the Fund’s Board and investment manager (including the revised investment strategies discussed above).

The Board Members recommend that you vote “FOR” each of the proposals. However, before you vote, please read the full text of the proxy statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services at (866) 402-1719.

Sincerely,

Rosalind A. Kochman

Chairperson

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the Proxy Statement?

A.	As a shareholder of the Salomon Brothers Opportunity Fund Inc (the “Fund”), you are being asked to vote on a new management agreement for the Fund and changes to the Fund’s fundamental investment policies.

Q.	Why am I being asked to vote on these proposals?

A.	These proposals implement certain initiatives that follow the acquisition by Legg Mason, Inc. (“Legg Mason”), in 2005, of substantially all of the worldwide asset management business of Citigroup Inc. The proposals cannot be effected without shareholder approval. Your Fund’s Board has approved the proposals you are being asked to vote on, believes they are in shareholders’ best interests and recommends that you approve them.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance of the Fund, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all shareholders to participate in the governance of their Fund.

Q.	What am I being asked to vote “FOR” in the Proxy Statement?

A.	Shareholders are being asked to vote “FOR” several proposals that have been approved by the Board.

Proposal 1: Approve a new management agreement with a new investment manager.

There are investment advisers within the Legg Mason family of investment advisers that have not previously provided services to the Fund. Legg Mason, following its review of the mutual funds formerly advised by Citigroup Asset Management (“CAM”) (the business unit that included the Fund’s current investment manager, ClearBridge Asset Management Inc. (“ClearBridge,” formerly known as Salomon Brothers Asset Management Inc)), advised the Board that it had concluded that Barrett Associates, Inc. (“Barrett Associates”), a wholly-owned subsidiary of Legg Mason, would be well-suited to provide investment management services to the Fund taking into consideration the Fund’s particular needs and the investment and management style of Barrett Associates. Accordingly, Legg Mason determined that the Fund should not be moved to the Legg Mason Partners fund family platform with other funds formerly advised by CAM. The Board approved a new management agreement with Barrett Associates after reviewing and discussing Barrett Associates’ investment process and performance track record and determining that the Fund and its shareholders would benefit by selecting Barrett Associates as the Fund’s new investment manager. The appointment of Barrett Associates will not result in any material changes in the nature or the level of investment advisory and administrative services provided to the Fund. Shareholder approval of the new management agreement is required. In connection with Barrett Associates becoming the Fund’s new investment manager, the Fund will change its name to “Barrett Opportunity Fund, Inc.” effective December 1, 2006.

On December 1, 2006, it is expected that certain changes to the Fund’s investment strategies that have been approved by the Fund’s Board of Directors will be implemented. First, the Fund’s stock selection criteria will be revised to focus on companies whose securities are undervalued based on the investment manager’s judgment of the company’s sustainable earnings growth in addition to the company’s intrinsic value. Second, the Fund will no longer pursue a strategy of retaining unrealized long-term capital gains to avoid the tax impact of realizing those gains. Subject to market conditions and Fund performance, Barrett Associates anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, an increase in taxable distributions to shareholders to the extent there are no offsetting losses. These changes to the Fund’s investment strategies do not require shareholder approval and will be implemented regardless of whether shareholder approval of

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the new management agreement with Barrett Associates is obtained. Under normal market conditions, Barrett Associates currently expects that no more than 10% of the total amount of the Fund’s current built-in long-term capital gains will be realized in any one year.

Proposal 2: Revise Fundamental Investment Policies.

The Fund has adopted certain investment policies that cannot be changed without shareholder approval. The Board has proposed that these restrictions be standardized with those of certain other Legg Mason-affiliated open-end funds, to the extent practicable, to simplify compliance monitoring and to provide additional portfolio management flexibility for the Fund. Also, the Board has determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. To the extent the Fund engages in new investment practices, the Fund may be subject to additional risks. Legg Mason has advised the Fund’s Board that, with limited exceptions as described in the Proxy Statement, the proposed revisions to, and eliminations of, fundamental policies are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time. Before a material change is made in a Fund’s investment practices in response to the revised policies, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

Q.	Will the Fund’s fees for investment management services increase under the new management agreement with Barrett Associates?

A.	No. The fee rate under the new management agreement is the same as the fee rate under the Fund’s current management agreement with ClearBridge.

Q.	Is the Fund paying for preparation, printing and mailing of the Proxy Statement?

A.	It is anticipated that the total cost of preparing, printing and mailing the Proxy Statement will be approximately $75,000. Legg Mason or its affiliates have agreed to pay the printing, mailing service and proxy solicitation costs associated with this Proxy Statement, which are estimated at approximately $25,000. The remaining costs attributable to this Proxy Statement, including preparation of the enclosed proxy card, the accompanying notice and the Proxy Statement, which are estimated at approximately $50,000, will be shared equally, with Legg Mason paying approximately $25,000 and the Fund paying approximately $25,000.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Computershare Fund Services, the Fund’s proxy solicitor, at (866) 402-1719.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to attend the meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

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SALOMON BROTHERS OPPORTUNITY FUND INC*

125 Broad Street, 10th Floor

New York, New York 10004

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 30, 2006

A special meeting of the shareholders of the Fund (the “Meeting”) will be held at the offices of Barrett Associates, Inc., 90 Park Avenue, 34th Floor, New York, New York 10016, on November 30, 2006, at 10:00 a.m. (New York time), to consider and vote on the following proposals, as more fully described in the accompanying Proxy Statement:

PROPOSAL 1.	To approve a new management agreement with Barrett Associates, Inc.

PROPOSAL 2.	To approve changes to the Fund’s fundamental investment policies.

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board recommends that you vote “FOR” each Proposal upon which you are being asked to vote.

Shareholders of record at the close of business on September 29, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

November 13, 2006

*	“Smith Barney,” “Salomon Brothers,” “Citi” and “CitiFunds” are service marks of Citigroup Inc., licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason, Inc. and its affiliates, including the Fund’s investment manager, are not affiliated with Citigroup Inc.

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SALOMON BROTHERS OPPORTUNITY FUND INC

125 Broad Street, 10th Floor

New York, New York 10004

(800) 725-6666

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” and each Director, a “Board Member”) of Salomon Brothers Opportunity Fund Inc (the “Fund”) of proxies to be voted at a special meeting of shareholders of the Fund to be held at the offices of Barrett Associates, Inc., 90 Park Avenue, 34th Floor, New York, New York 10016, on November 30, 2006, at 10:00 a.m. (New York time), and at any and all adjournments or postponements thereof (the “Meeting”). The Meeting will be held for the purposes set forth in the accompanying Notice.

This Proxy Statement and the accompanying materials are being mailed by the Board on or about November 13, 2006.

The Fund is organized as a Maryland corporation and is a registered investment company.

Shareholders of record at the close of business on September 29, 2006 (the “Record Date”) are entitled to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each share held.

At the close of business on September 29, 2006, 2,832,185.123 shares of the Fund were outstanding, and the net assets of the Fund as of that date were $162,514,534.96.

Even if you plan to attend the Meeting, please sign, date and return the enclosed proxy card, or provide voting instructions by telephone or over the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Fund’s Meeting will be voted at that Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or over the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund, c/o Legg Mason & Co., LLC, 300 First Stamford Place, 4th Floor, Stamford, Connecticut 06902), by delivering a duly executed proxy card bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, financial institution or other intermediary (each called a “service agent”), please consult your service agent regarding your ability to revoke voting instructions after such instructions have been provided. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of Proposals 1 and 2.

Photographic identification will be required for admission to the Meeting.

Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 125 Broad Street, 10th Floor, New York, New York 10004 or by calling toll free at (800) 725-6666. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the Meeting. A majority of the shares of the Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, one of whom is an employee of Legg Mason & Co., LLC and the other of whom is an employee of the proxy solicitor engaged by Legg Mason, Inc. (“Legg Mason”) on behalf of the Fund, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposals 1 and 2, as applicable.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. The New York Stock Exchange (the “NYSE”) has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to Proposal 1 or 2. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proposals 1 and 2:

•	Require a “1940 Act Majority Vote” of the outstanding voting securities of the Fund.

•	A “1940 Act Majority Vote” of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

The following table summarizes these voting requirements:

	Shareholders Entitled to Vote	Vote Required for Approval
Proposal 1 (Approval of New Management Agreement with Barrett Associates, Inc.)	Shareholders of the Fund as of the Record Date.	A “1940 Act Majority Vote” of the outstanding voting securities of the Fund.

Proposal 2 (Approval of Revisions to Fundamental Investment Policies)	Shareholders of the Fund as of the Record Date.	A “1940 Act Majority Vote” of the outstanding voting securities of the Fund.

Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” proposals. Any abstentions or broker non-votes would effectively be treated as a vote “AGAINST” Proposals 1 and 2.

Failure of a quorum to be present at the Meeting will necessitate adjournment. The chairman of the Meeting or persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to either of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Under the Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting. The persons named in the enclosed proxy will vote according to their discretion on any motion for an adjournment of the Meeting. Abstentions and broker non-voters will have no effect on the outcome of a vote to adjourn the Meeting. The Meeting may be adjourned to a date not more than 120 days after the original record date.

PROPOSAL 1—TO APPROVE A NEW MANAGEMENT AGREEMENT WITH BARRETT ASSOCIATES, INC.

At the Meeting, you will be asked to approve a new management agreement between the Fund and Barrett Associates, Inc. (“Barrett Associates”) (the “New Management Agreement”). A general description of the proposed New Management Agreement and a general comparison of the proposed New Management Agreement and the investment management agreement currently in effect for the Fund (the “Current Management Agreement”) are included below. The terms of the New Management Agreement are substantially similar to those of the Current Management Agreement, except that the dates of effectiveness and termination differ, as described in more detail below.

Under the Current Management Agreement, ClearBridge Asset Management Inc. (“ClearBridge,” formerly known as Salomon Brothers Asset Management Inc), with principal offices at 399 Park Avenue, New York, New York 10022, provides investment advisory services to the Fund, and is responsible for the Fund’s overall investment strategy and its implementation.

The Current Management Agreement was approved at an August 29, 2005 in-person meeting by the Board of the Fund. Shareholders approved the Current Management Agreement on October 21, 2005.

Under the New Management Agreement, Barrett Associates would provide investment advisory services to the Fund and would be responsible for the Fund’s overall investment strategy and its implementation. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 399 Park Avenue, New York, New York 10022, would enter into a sub-administration agreement with Barrett Associates to provide administrative services for the Fund.

The Board approved the New Management Agreement after reviewing and discussing Barrett Associates’ investment process and performance track record and determining that the Fund and its shareholders would benefit by appointing Barrett Associates as the Fund’s new investment manager. The appointment of Barrett Associates is not expected to result in any material changes in the nature or the level of investment advisory and administrative services provided to the Fund. If shareholder approval is obtained, Barrett Associates is expected to replace ClearBridge as the Fund’s investment manager on or about December 1, 2006. In connection with Barrett Associates becoming the Fund’s new investment manager, the Fund will change its name to “Barrett Opportunity Fund, Inc.” effective December 1, 2006.

On December 1, 2006, it is expected that certain changes to the Fund’s investment strategies that have been approved by the Fund’s Board of Directors will be implemented. First, the Fund’s stock selection criteria will be revised to focus on companies whose securities are undervalued based on the investment manager’s judgment of the company’s sustainable earnings growth in addition to the company’s intrinsic value. Second, the Fund will no longer pursue a strategy of retaining unrealized long-term capital gains to avoid the tax impact of realizing those gains. Subject to market conditions and Fund performance, Barrett Associates anticipates that, in managing the Fund’s investment portfolio in pursuit of the Fund’s investment objectives, a moderate portion of the Fund’s current built-in long-term capital gains will be realized gradually in each of the next several years. If these long-term capital gains are realized as anticipated, this will result in an increase in the Fund’s annual distributions of net capital gains and, accordingly, an increase in taxable distributions to shareholders to the extent there are no offsetting losses. These changes to the Fund’s investment strategies do not require shareholder approval and will be implemented regardless of whether shareholder approval of the New Management Agreement with Barrett Associates is obtained. Under normal market conditions, Barrett Associates currently expects that no more than 10% of the total amount of the Fund’s current built-in long-term capital gains will be realized in any one year.

The management fee rate under the New Management Agreement will be the same as the fee rate under the Current Management Agreement.

Comparison of the Current Management Agreement to the New Management Agreement

Set forth below is a general description of the terms of the New Management Agreement and a general comparison with the terms of the Current Management Agreement. A copy of the form of New Management Agreement is attached to this Proxy Statement as Appendix A, and you should refer to Appendix A for the complete terms of the New Management Agreement.

Fees. Under the Current Management Agreement as well as the New Management Agreement, the Fund pays a management fee according to a schedule that reduces the management fee as Fund assets increase as follows: 0.750% on average daily net assets up to $1 billion, 0.725% on the next $1 billion of average daily net assets, 0.700% on the next $3 billion of average daily net assets, 0.675% on the next $5 billion of average daily net assets and 0.650% on average daily net assets over $10 billion.

Management fees paid to ClearBridge by the Fund for the fiscal year ended August 31, 2006 were $1,043,454 after waivers.*

Investment Management Services. The New Management Agreement provides that, subject to the supervision of the Fund’s Board, Barrett Associates would regularly provide the Fund with investment research, advice, management and supervision, would furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, would determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and would implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission (“SEC”), and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to Barrett Associates. The Current Management Agreement contains similar provisions. There will be no material differences between the level of investment management services to be provided under the New Management Agreement and the level of services provided under the Current Management Agreement.

Under the Fund’s New Management Agreement, Barrett Associates is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict Barrett Associates’ authority regarding the execution of the Fund’s portfolio transactions provided in the New Management Agreement and described below, brokers or dealers may be selected by Barrett Associates who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which Barrett Associates or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” Barrett Associates is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if Barrett Associates determines in good faith that such amount of commission is reasonable in relation to the value of the

*	The Fund paid ClearBridge $1,046,442 in gross management fees for the fiscal year ended August 31, 2006. Of this amount, ClearBridge voluntarily waived $2,988, resulting in net management fees of $1,043,454.

brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that Barrett Associates and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Management Agreement contains similar provisions. Barrett Associates will obtain for the Fund, in its judgment, best available execution in executing the Fund’s portfolio transactions.

The New Management Agreement further provides that Barrett Associates would provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and would exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and would perform such other functions of investment management and supervision as may be directed by the Board. The Current Management Agreement has similar provisions.

Fund Administration Services. As under the Current Management Agreement with respect to ClearBridge, the New Management Agreement provides that Barrett Associates will perform such administrative and management services as may from time to time reasonably be requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Board. Such administrative services include (a) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodians and other independent contractors or agents, (b) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (c) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (d) maintaining the Fund’s existence, and (e) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Barrett Associates is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to Barrett Associates. Barrett Associates further oversees the maintenance and preservation of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In addition, the New Management Agreement requires Barrett Associates to furnish the Fund, at its own expense, with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The New Management Agreement also requires Barrett Associates to permit any of its directors, officers and employees, who may be elected as Board Members or officers of the Fund, to serve in the capacities in which they are elected.

Barrett Associates will enter into a sub-administration agreement with LMPFA pursuant to which LMPFA will provide administrative services to the Fund. Barrett Associates and LMPFA are contractually obligated to provide at least the same level and type of services under the New Management Agreement and sub-administration agreement as are currently provided under the Current Management Agreement.

Payment of Expenses. The New Management Agreement requires Barrett Associates to bear all expenses, and to furnish all necessary services, facilities and personnel, in connection with its responsibilities to provide the Fund with investment advisory and administrative services under the New Management Agreement. Except for these expenses, Barrett Associates is not responsible for the Fund’s expenses. The Current Management Agreement similarly requires that ClearBridge bear all expenses in connection with the performance of its services under the agreement.

Conflicts of Interest. The New Management Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. The Current Management Agreement addresses these same potential conflicts in a similar manner. In addition to those provisions discussed above, the New Management Agreement provides that Barrett Associates may not deal with itself, or with members of the Fund’s Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may Barrett Associates purchase any securities from an underwriting or selling group in which Barrett Associates or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by Barrett Associates or its affiliates, except in each case as permitted under the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time. The New Management Agreement specifically provides that personnel of Barrett Associates, even if serving the Fund as a Board Member, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, Barrett Associates may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the New Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of Barrett Associates are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by Barrett

Associates. Such allocations would be made in accordance with Barrett Associates’ policies and procedures as presented to the Board from time to time, which policies and procedures generally require the allocation of investment opportunities among mutual funds and individual client accounts on a pro rata basis according to their asset size. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must also be consistent with Barrett Associates’ policies and procedures as presented to the Board from time to time.

Limitation on Liability. As under the Current Management Agreement with respect to ClearBridge, under the New Management Agreement, Barrett Associates assumes no responsibility other than to render the services called for by the agreement in good faith, and Barrett Associates is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. Barrett Associates is not protected, however, from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Management Agreement. This same limitation of liability applies to affiliates of Barrett Associates who may provide services to the Fund as contemplated by the New Management Agreement. Neither the Current Management Agreement nor the New Management Agreement provides for the Fund’s indemnification of or advancement of expenses to the Fund’s investment manager.

Term and Continuance. The Current Management Agreement was approved on October 21, 2005 for an initial two-year term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If approved by shareholders of the Fund, the New Management Agreement would terminate, unless sooner terminated as set forth therein, at the end of a two-year initial term. Thereafter, if not terminated, the New Management Agreement would continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of a party to the New Management Agreement.

Termination. The New Management Agreement provides that the Agreement may be terminated at any time without the payment of any penalty by the Fund upon not more than 60 days’ and not less than 30 days’ written notice to Barrett Associates or by Barrett Associates upon not less than 90 days’ written notice to the Fund. The Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. The New Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Management Agreement contains similar termination provisions.

Board Considerations

At a meeting held in person on September 6, 2006 the Board, including the independent Board Members, approved the New Management Agreement between the Fund and Barrett Associates. The Board also was provided with information about LMPFA and its fund administration capabilities in advance of the September 6, 2006 Board meeting. In addition, the independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

At the September meeting and at two earlier meetings in May and June of 2006, the Board Members discussed with representatives of Barrett Associates and Legg Mason the past performance of Barrett Associates; Barrett Associates’ investment management experience, business organization, personnel, operations, history and philosophy; and the compatibility of Barrett Associates’ investment management style with the Fund’s investment policies and objectives and past investment management style. The Board considered whether the terms of the New Management Agreement, which are summarized above, were in the best interests of the Fund and its shareholders. Legg Mason and Barrett Associates discussed the timing of the transition to Barrett Associates and how the transition could be accomplished with minimal disruption and expense. The independent Board Members of the Board also conferred separately and with their independent legal counsel about the proposed replacement of the Fund’s investment manager on a number of occasions, including in connection with the May, June and September Board meetings.

At the three meetings with the Board, representatives of Legg Mason and Barrett Associates made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, at the September 6 meeting, the independent Board Members met in executive session with their independent legal counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(a) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries, including Barrett Associates and LMPFA;

(b) that Barrett Associates is affiliated with a highly regarded investment management organization and is an experienced and respected asset management firm in its own right; that the Board has been provided information that Barrett Associates has the resources and personnel necessary to provide the investment advisory services to the Fund; and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(c) that Legg Mason has advised the Board that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by Barrett Associates and LMPFA, including administrative and compliance services;

(d) the terms and conditions of the New Management Agreement, which contains no material differences from the Current Management Agreement other than the identity of Barrett Associates and differences in dates of effectiveness and termination;

(e) that the advisory fees paid by the Fund represent reasonable compensation to Barrett Associates in light of the services expected to be provided and the fees paid by similar funds and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(f) that Legg Mason would bear a portion of the cost of obtaining shareholder approval of the New Management Agreement; and

(g) that the Fund would no longer be managed by ClearBridge, and therefore it would be necessary to provide for continuation of investment advisory services to the Fund.

Certain of these considerations are discussed in more detail below.

The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members, including a majority of the independent Board Members, concluded that the terms of the New Management Agreement are fair and reasonable, that the fees stated therein are reasonable in light of the services anticipated to be provided to the Fund, and that the New Management Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by Barrett Associates under the New Management Agreement, the Board Members considered, among other things, the expected impact, if any, of the appointment of Barrett Associates on the operations, facilities, organization and personnel to be made available to the Fund, and the ability of Barrett Associates to perform its duties under the New Management Agreement, taking into account the delegation of certain duties to LMPFA, as sub-administrator. The Board reviewed and discussed information regarding Barrett Associates’ investment process and the performance of the registered investment companies and other accounts advised and sub-advised by Barrett Associates. The Board noted favorable performance compared with the applicable benchmark indices. The Board also noted that Barrett Associates’ investment process was based on fundamental analysis and similar to the process employed by ClearBridge. The Board Members recognized, however, that past performance is no guarantee of future results.

Based on their review of the materials provided and the assurances they had received from Legg Mason and Barrett Associates, the Board Members determined that the appointment of Barrett Associates as the Fund’s investment manager would not, based upon the information provided to the Board, adversely affect the nature and quality of services provided to the Fund.

Cost of Services Provided

The Board Members considered, among other things, that the management fee rate would remain unchanged under the New Management Agreement. The Board Members noted that fees payable under the sub-administration agreement with LMPFA would be paid by Barrett Associates and not by the Fund.

The Board received and considered pro forma information as to the profitability to the Legg Mason organization of its relationship with the Fund. However, the Board recognized the speculative nature of such information, which was based upon the Fund’s past relationship with Citigroup Asset Management and did not give such information significant weight.

The Board Members noted that they expect to receive cost, expense and profitability information prior to the end of the initial term of the New Management Agreement and, thus, be in a position to evaluate at that time whether any adjustments in Fund fees would be appropriate in connection with a renewal of the Agreement.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by Barrett Associates under the New Management Agreement, the Board Members considered whether the replacement of ClearBridge by Barrett Associates as investment manager to the Fund would have an impact on the fall-out benefits received by the Fund’s investment manager. Based on their review of the materials provided, and their discussions with Legg Mason, the Board Members determined that those benefits could include the use of portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In considering the New Management Agreement, the Board Members considered, among other things, that the management fee rate would remain unchanged. The Board Members determined that the total fees for management (including administrative) services for the Fund were reasonable in light of the services provided. It was noted that ClearBridge, at its expense, had provided the Board Members with, among other things, a report from Lipper comparing the Fund’s fees, expenses and performance with those of a peer group for the Fund selected by Lipper, and information as to the fees charged by other registered investment company clients for investment management services. The Board Members concluded that the Fund’s proposed fees for management (including administrative) services are reasonable in light of the services expected to be provided and the fees paid by similar funds.

Investment Performance

As noted above, the Board noted Barrett Associates’ investment management experience, past performance and capabilities, but the Board Members were unable to predict what effect, if any, execution of the New Management Agreement would have on the future performance of the Fund.

Information about Barrett Associates, Inc.

Barrett Associates, founded in 1937, is located at 90 Park Avenue, 34th Floor, New York, New York 10016. Since February 5, 2001, Barrett Associates has been a subsidiary of Legg Mason. Effective April 1, 2005, Barrett Associates became a wholly-owned subsidiary of Legg Mason Investment Counsel & Trust Company, which in turn is a wholly-owned subsidiary of Legg Mason. Barrett Associates manages approximately $1.85 billion of client assets, of which approximately $1.4 billion is invested in equity securities. Barrett Associates delivers services through separately managed portfolios for individuals and institutions, and serves as the investment manager of a proprietary mutual fund, the Barrett Growth Fund, and as the sub-adviser of the Legg Mason Financial Services Fund. Barrett Associates has approximately 1,000 accounts, including families, individuals, foundations and other organizations and entities. Barrett Associates uses a team approach for security selection and investment decision making.

The following table indicates amounts paid (after waivers and reimbursements, if any) by the Fund to ClearBridge or an affiliate of ClearBridge (including Barrett Associates) during the Fund’s fiscal year ended August 31, 2006, except as otherwise indicated. There were no other material payments by the Fund to ClearBridge or any of its affiliates during that period.

Management Fees, After Waivers ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)
$1,043,454*	$0	$0	$0	$0	0%

*	The Fund paid ClearBridge $1,046,442 in gross management fees for the fiscal year ended August 31, 2006. Of this amount, ClearBridge voluntarily waived $2,988, resulting in net management fees of $1,043,454.

The name and principal occupation of the Board Members and principal executive officers of Barrett Associates are as set forth in the following table:

Name	Position with Barrett Associates

John D. Barrett II	Chairman of the Board and Chief Executive Officer

Peter H. Shriver, CFA®	President, Treasurer and Director

Paula J. Elliott	Chief Operating Officer, Chief Compliance Officer, Vice President and Assistant Treasurer

Amy LaGuardia, CFA®	Senior Vice President

George Asch	Managing Director

Christina A. Bater, CFP®	Managing Director

Christopher J. Elliman	Managing Director and Director

Robert J. Milnamow	Managing Director

Peter L. Bain	Director

Harry O’Mealia	Director

The principal address of each individual as it relates to his or her duties at Barrett Associates is the same as that of Barrett Associates. As of September 29, 2006, no officer or Board Member of the Fund currently is a director, officer or employee of Barrett Associates. However, effective December 1, 2006, Peter H. Shriver, CFA®, President of Barrett Associates, will become the President and Chief Executive Officer of the Fund; Amy LaGuardia, CFA®, Senior Vice President of Barrett Associates, will become a Vice President and Investment Officer of the Fund; and Robert J. Milnamow, Managing Director of Barrett Associates, will become a Vice President and Investment Officer of the Fund. No officer or Board Member of the Fund, through the ownership of securities or otherwise, has any material direct or indirect interest in Barrett Associates or any other person controlling, controlled by or under common control with Barrett Associates. None of the Board Members of the Fund has had any interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Barrett Associates was or is to be a party.

Barrett Associates provides investment advisory services to certain other registered investment companies that may have investment objectives and policies similar to those of the Fund. The table set forth below lists other registered investment companies advised or sub-advised by Barrett Associates, the net assets of those companies, and the investment advisory or sub-advisory fees Barrett Associates received from those companies during the fiscal years ended on the dates noted.

Company	Manager/ Sub-Adviser	Net Assets	Management Fee (as a percentage of average daily net assets) (%)		Management Fee (after waivers, if any) ($)
Barrett Growth Fund	Manager	$19,742,333	1.00%		$0
Legg Mason Financial Services Fund	Sub-Adviser	$69,160,074.60		%*	$373,666

*	Fee paid to Barrett Associates as sub-adviser. Fee charged to the fund is 1.00% up to $100 million of average daily net assets; 0.75% between $100 million and $1 billion of average daily net assets; and 0.65% of average daily net assets exceeding $1 billion.

Portfolio Manager Changes

Starting December 1, 2006, Amy LaGuardia, CFA® and Robert J. Milnamow of Barrett Associates will be responsible for the day-to-day management of the Fund. If shareholder approval of the new management agreement with Barrett Associates is not obtained by December 1, 2006, Ms. LaGuardia and Mr. Milnamow will manage the Fund as employees of ClearBridge.

Ms. LaGuardia joined Barrett Associates in 2003 as Senior Vice President and is a member of the Seifert Group, an investment team within Barrett Associates. Prior to joining Barrett Associates, Ms. LaGuardia was Senior Vice President and Director of Research at Gray, Seifert & Co., where she had been employed since 1982. Ms. LaGuardia has managed the Legg Mason Financial Services Fund since its inception in 1988.

Mr. Milnamow joined Barrett Associates in 2003 as Managing Director. Prior to joining Barrett Associates, Mr. Milnamow was Managing Member at Thayer Pond Capital, LLC from 2001 to 2003 and a senior portfolio manager at Rockefeller & Co. from 1998 to 2001. While at Rockefeller & Co., Mr. Milnamow was responsible for managing individual high net worth, foundation and endowment accounts. Mr. Milnamow has over 30 years of experience in the investment management industry.

Other Service Providers

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), an indirect, wholly-owned subsidiary of Citigroup, serve as distributors for the Fund pursuant to separate written agreements. LMIS is located at 100 Light Street, Baltimore, Maryland 21202. CGMI is located at 388 Greenwich Street, New York, New York 10013.

State Street Bank & Trust Company (“SSB&T”) serves as the Fund’s custodian. SSB&T, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and makes disbursements on behalf of the Fund. The custodian does not determine the investment policies of the Fund, nor does it decide which securities the Fund will buy or sell. SSB&T’s address is 225 Franklin Street, Boston, Massachusetts 02110.

PFPC Inc. (“PFPC”) serves as the Fund’s transfer agent. PFPC registers and processes transfers of the Fund’s stock, processes purchase and redemption orders, acts as the Fund’s dividend disbursing agent and maintains records and handles correspondence with respect to shareholder accounts pursuant to a transfer agency agreement. PFPC’s address is P.O. Box 9764, Providence, RI 02940-9764.

Shareholder Approval

To become effective with respect to the Fund, the New Management Agreement must be approved by a 1940 Act Majority Vote. The New Management Agreement was approved by the independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of the Fund also determined to submit the Fund’s New Management Agreement for consideration by the shareholders of the Fund.

Your Board recommends that you vote “FOR” the approval of the New Management Agreement.

PROPOSAL 2—TO REVISE FUNDAMENTAL INVESTMENT POLICIES

The Fund, like all mutual funds, is required by law to have policies governing certain of its investment practices that may only be changed with shareholder approval. These policies are referred to as “fundamental.” While the number of investment practices that must be governed by fundamental policies currently is small, this has not always been the case; as a result, the Fund has fundamental policies that are no longer required by law. In addition, certain of the Fund’s policies that remain required by law are more restrictive than the law requires. Further, the policies on any given investment practice vary, sometimes considerably, among the funds advised by Legg Mason and its affiliates.

The Fund’s Board has reviewed the Fund’s current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated. The fundamental policies that will apply to the Fund if each proposal is approved by shareholders of the Fund are described below. At the Meeting, shareholders will be asked to approve the revised policies and to eliminate other fundamental policies.

The revised policies provide consistency and uniformity across many of the funds managed by Legg Mason affiliates to the extent possible (of course, the funds will continue to be subject to a number of non-fundamental investment policies that are not uniform, as contained in their respective prospectuses). The revised fundamental policies are expected to facilitate the management of the Fund’s assets and to simplify the process of monitoring compliance with the Fund’s fundamental investment policies.

In addition, the revised fundamental policies are intended to provide the Fund with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be interpreted broadly. For example, many of the revised policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Fund to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. To the extent the Fund engages in new investment practices, the Fund may be subject to additional risks. As noted below, before a material change is made in the Fund’s investment practices in response to the revised policies, the Fund’s Board will be consulted and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Fund. These authorities could include courts. From time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Fund the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The Fund has investment objectives as well as fundamental policies. The revised fundamental policies do not affect the Fund’s investment objectives, which remain unchanged.

The revised fundamental policies give the Fund an increased ability to engage in certain investment practices, as described in more detail below. If the Fund takes advantage of that increased ability (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in the Fund. Certain of the increased risks to the Fund are described below. The actual investment practices of the Fund currently are not expected to change as a result of the revised policies. It is expected that the Fund will continue to be managed in accordance with its prospectus and statement of additional information (other than the fundamental policies being changed), as well as any policies or guidelines that may have been established by the Fund’s Board or Manager. However, the Fund’s investment practices could change in the future for various reasons. Before a material change is made in the Fund’s investment practices in response to the revised policies, the Fund’s Board will be consulted and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change.

Legg Mason has advised the Fund’s Board that the proposed revisions to, and eliminations of, fundamental policies are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time. On this basis, the Fund’s Board recommends that shareholders of the Fund vote to revise or eliminate the Fund’s fundamental policies as discussed below. Each section below sets out both the Fund’s existing fundamental policy and the fundamental policy that will apply if shareholders of the Fund approve the policy in that section.

Shareholders will be asked to vote on each revised policy for the Fund separately on the enclosed proxy card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of the Fund’s fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved for the Fund, the Fund’s existing fundamental policy on that investment practice will remain in effect.

It is intended that the revised policies that are approved will take effect as soon as practicable after shareholder approval is obtained. This is currently expected to occur on or about December 1, 2006, although the actual date could be earlier or later.

To be approved, each proposal must receive a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Proposal 2-A: Revise the fundamental policy relating to borrowing money.

The Fund’s current fundamental policy on the borrowing of money reads as follows:

The Fund may not: [b]orrow money or pledge its assets, except as described under “More on the Fund’s investments” in the prospectus.

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy on the borrowing of money will be revised to read as follows:

The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about the borrowing of money. The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times “asset coverage” of at least 300% of the amount of its borrowings, including reverse repurchase agreements and other investments and trading practices that may be considered to be borrowing to the extent they are not fully collateralized. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, are considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

The Fund’s current fundamental restriction ties the Fund’s ability to borrow to the description in the prospectus that generally recites the current rules under the 1940 Act. The Fund’s current borrowing policies are disclosed in its prospectus and statement of additional information. The revised policy will be interpreted to permit the Fund to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate the restriction that borrowings be made only from banks. However, the Fund will continue to borrow only from banks (except for the trading practices and investments discussed below that may be considered to be borrowing).

As noted above, the revised policy will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts, subject to limits imposed by the 1940 Act and related interpretations, as in effect from time to time. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

If this proposal is approved, the Fund will be permitted by this fundamental policy to borrow in situations and under circumstances in which it previously could not do so. Borrowing may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.

Legg Mason has advised the Fund’s Board that the proposed revisions to the fundamental policy on borrowing are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. For instance, the Fund does not currently intend to enter into reverse repurchase agreements. Before a material change is made in the Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

Your Board recommends that you vote “FOR” this proposal.

Proposal 2-B: Revise the fundamental policy relating to underwriting.

The Fund’s current fundamental policy on the underwriting of securities reads as follows:

The Fund may not: [u]nderwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act (“restricted securities”); in such registrations, the Fund may technically be deemed an “underwriter” for purposes of that Act.

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy on the underwriting of securities of other issuers will be revised to read as follows:

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. Currently, the Fund is not permitted to underwrite the securities of others except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933, as amended (the “1933 Act”). The Fund’s current underwriting policy is disclosed in its statement of additional information. The revised policy will be interpreted to permit the Fund to engage in the underwriting business and to underwrite the securities of other issuers to the extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus will give the Fund greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to the Fund.

A technical provision of the 1933 Act deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause the Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities.

Legg Mason has advised the Fund’s Board that the proposed revisions to the fundamental policy on underwriting are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in the Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

Your Board recommends that you vote “FOR” this proposal.

Proposal 2-C: Revise the fundamental policy relating to lending.

The Fund’s current fundamental policy on the lending of money or other assets reads as follows:

The Fund may not: [m]ake loans of cash or other assets provided that: (i) this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are publicly distributed, or from investing up to an aggregate of 10% (including investments in other types of restricted securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions; and (ii) this restriction shall not prohibit the Board of Directors of the Fund from authorizing the lending of portfolio securities to selected members of the NYSE on a demand basis and fully collateralized by cash so long as such loans do not exceed 10% of the Fund’s total assets.

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy on the lending of money or other assets will be revised to read as follows:

The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date and at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

The Fund’s current fundamental policy on lending prohibits the making of loans, but specifies that investments in debt obligations and repurchase agreements, and the lending of portfolio securities, do not constitute the making of loans. While the Fund currently is permitted to lend its portfolio securities, the Fund must limit securities lending to 10% of total assets. The Fund’s current lending policies are disclosed in its prospectus and statement of additional information. The revised policy will be interpreted to permit securities lending and the use of repurchase agreements by the Fund, and to allow the Fund to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The Fund does not currently intend to lend portfolio securities in excess of 10% of its total assets, and then only when the loans are fully collateralized, and does not currently intend to lend money. The Fund expects to use repurchase agreements for cash management and, in the investment manager’s discretion, as a temporary and/or defensive strategy. There will be no limit to the Fund’s ability to use repurchase agreements. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The revised policy will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

If this proposal is approved, the Fund will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which it previously could not do so. While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s investment manager believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. As discussed above, the Fund does not currently intend to make loans of money. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds.

Legg Mason has advised the Fund’s Board that the proposed revisions to the fundamental policy on lending are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in the Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Fund would engage in lending money or other assets only to the extent consistent with its investment objectives.

Your Board recommends that you vote “FOR” this proposal.

Proposal 2-D: Revise the fundamental policy relating to issuing senior securities.

The Fund’s current fundamental policy on the issuing of senior securities reads as follows:

[T]he Fund has a policy not to issue senior securities except as may be permitted by the 1940 Act.

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy on the issuing of senior securities will be revised to read as follows:

The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about issuing “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits an open-end fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. An open-end fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

The revised policy on the issuance of senior securities is similar to the Fund’s current fundamental policy on senior securities. Currently, the Fund is not permitted to issue senior securities except as permitted by the 1940 Act. The Fund’s current policy concerning the issuance of senior securities is disclosed in its statement of additional information. The revised policy will be interpreted to permit the Fund to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Fund’s existing ability to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Legg Mason has advised the Fund’s Board that the proposed revisions to the fundamental policy on the issuance of senior securities are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in the Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 2-E: Revise the fundamental policy relating to real estate.

The Fund’s current fundamental policy on real estate reads as follows:

The Fund may not: [p]urchase or sell real estate, interests in real estate [or] interests in real estate investment trusts . . . ; however, the Fund may purchase interests in real estate investment trusts or other companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable . . . .

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy on real estate will be revised to read as follows:

The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). The Fund’s ability to invest in illiquid assets is discussed in Proposal 2-H. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

Currently, the Fund is not permitted to purchase or hold real estate, but it is permitted to purchase interests in real estate investment trusts or other companies that invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable. The Fund’s current policy concerning investment in real estate is disclosed in its statement of additional information. As a general rule, the Fund currently does not intend to purchase or sell real estate if the new fundamental policy is approved by shareholders. However, the Fund wishes to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with its investment program. Accordingly, the Fund will not be restricted by the revised policy from purchasing or selling real estate.

As noted above, the revised policy will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein or real estate investment trust securities.

Legg Mason has advised the Fund’s Board that the proposed revisions to the fundamental policy on investments in real estate are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in the Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

To the extent that investments in real estate are considered illiquid, the Fund will be limited in the amount of real estate investments it may purchase. The current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets.

Your Board recommends that you vote “FOR” this proposal.

Proposal 2-F: Revise the fundamental policy relating to commodities.

The Fund’s current fundamental policy on commodities reads as follows:

The Fund may not: [p]urchase or sell . . . commodities or commodity contracts; however, the Fund may . . . purchase the securities of companies engaged in businesses which may involve commodities or commodities futures contracts.

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy on commodities will be revised to read as follows:

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

Currently, the Fund is not permitted to invest in commodities or commodity contracts, but it is permitted to purchase the securities of companies engaged in businesses which may involve commodities or commodities futures contracts. The revised policy will be interpreted to permit the Fund to purchase or sell commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. Accordingly, the Fund will not be restricted by the revised policy from purchasing physical or financial commodities and commodity-related instruments (however, the Fund’s investment program does not contemplate these investments). By approving the new policy, the Fund will preserve the flexibility to invest in commodities if its investment manager believes in the future that doing so would be advantageous. The Fund’s current policy concerning investments in commodities and commodity contracts is disclosed in its statement of additional information. The revised policy will be interpreted not to affect the Fund’s ability to enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies.

There may be instances when investing in physical commodities may be complimentary to the Fund’s other investments. For example, the Fund may wish to buy shares of a gold-producing company and hedge that investment with gold futures, or the Fund may wish to gain exposure to a particular commodity directly, as opposed to through a financial instrument. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. As noted above, the value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. The Fund’s prospectus and/or statement of additional information would be amended to disclose these risks before a material portion of the Fund’s assets is invested in physical commodities.

It is not believed that certain financial instruments such as interest rate or stock index futures contracts are “commodities.” In any event, the revised policy will be interpreted to permit investments in these types of assets, derivatives and instruments to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will be interpreted to permit investments in exchange-traded funds that invest in physical and/or financial commodities.

Legg Mason has advised the Fund’s Board that the proposed revisions to the fundamental policy on investment in commodities and commodity contracts are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in the Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

To the extent that investments in commodities are considered illiquid, the Fund will be limited in the amount of commodity investments it may purchase. The current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The Fund’s ability to invest in illiquid securities is discussed in Proposal 2-H.

The Board recommends that you vote “FOR” this proposal.

Proposal 2-G: Revise the fundamental policy relating to concentration.

The Fund’s current fundamental policy on concentration reads as follows:

The Fund may not: [i]nvest: (i) more than 25% of the value of its total assets in the securities of (I) any single issuer (other than the United States Government or its agencies or instrumentalities), or (II) in the securities of issuers in any one industry; or (ii) as to 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government or its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any one issuer.

If shareholders of a Fund approve this proposal, the Fund’s fundamental policy on concentration will be revised to read as follows:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Discussion. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

The Fund currently has a fundamental policy that prohibits the Fund from concentrating its investments in a particular industry. The Fund currently also is prohibited by its fundamental policy from investing more than 25% of its total assets in the securities of any single company (a similar restriction applies to diversified funds by virtue of the 1940 Act). The Fund’s current policy about concentration is disclosed in its statement of additional information. The Fund’s existing policy reflects the 25% test noted above that is the SEC’s current interpretation of what constitutes concentration. If this interpretation were to change, the Fund would not be able to change its concentration policy without seeking shareholder approval. The revised policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be determined from time to time.

The revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country.

The revised policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

Under the revised policy, positions in futures contracts will be interpreted not to be subject to this concentration restriction.

Proposal 2-H: Remove the fundamental policy relating to the purchase of illiquid securities.

The Fund currently has a fundamental policy limiting the purchase or other acquisition of illiquid securities to 10% of the Fund’s net assets. This policy reads as follows:

It is the Fund’s present intention not to acquire restricted securities unless the Fund also receives contractual registration rights. In any event, no more than 10% of the value of the Fund’s total assets may be invested in illiquid securities.

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy limiting the purchase or other acquisition of illiquid securities to 10% of the Fund’s total assets will be eliminated.

Discussion. The 1940 Act does not require that a fund have a fundamental policy relating to investments in illiquid securities. The current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the SEC staff position or other interpretations about purchases of illiquid securities were to change, the Fund might not be able to take advantage of that change without seeking shareholder approval. If this fundamental policy is eliminated, the Fund will still be subject to the position of the SEC staff with respect to the purchase of illiquid securities, as that position may change from time to time. The Fund also will be subject to any other limitations on the purchase of illiquid securities imposed by the Fund’s Board or investment manager from time to time, as well as the Fund’s other investment policies. If shareholders of the Fund approve this proposal, the Fund will adopt a non-fundamental policy limiting the purchase or other acquisition of illiquid securities and other assets to 15% of the Fund’s net assets. However, the Fund has no current intention of investing more than 10% of its total assets in illiquid securities.

Risks of purchasing illiquid securities include that the Fund may not be able to dispose of them in a timely manner or at the prices at which they are valued. This could restrict the Fund’s ability to raise cash for other investments or to respond to shareholder redemption requests. These securities may also be difficult to value accurately.

Your Board recommends that you vote “FOR” this proposal.

Proposal 2-I: Remove the fundamental policy relating to both purchasing securities on margin and making short sales.

The Fund currently has a fundamental policy prohibiting the Fund from purchasing securities on margin and making short sales of securities in most situations. This fundamental policy reads as follows:

The Fund may not: [p]urchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions) or make short sales of securities (except for sales “against the box,” i.e., when a security identical to the one owned by the Fund or which the Fund has the right to acquire without payment of additional consideration, is borrowed and sold short).

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy prohibiting the Fund from purchasing securities on margin and making short sales of securities in most situations will be eliminated.

Discussion. The Fund currently has a fundamental policy that generally prohibits both the purchase of securities on margin and the entry into short sales. The Fund believes this fundamental policy is unduly restrictive. The Fund has no current intention of using these investments but may wish to do so in the future.

The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposal 2-A. The Fund’s ability to borrow is governed by the fundamental policy on borrowing discussed in Proposal 2-A. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the fundamental policy discussed in Proposal 2-D. The Fund believes that these other fundamental policies provide adequate protection on this topic. If this fundamental policy is eliminated, the Fund will be permitted to purchase securities on margin subject to the Fund’s other investment policies and applicable law. Shareholders should note that it is the current position of the SEC staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security by the fund that is not permitted by the 1940 Act. Accordingly, the Fund does not currently intend to purchase securities on margin.

A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs. Under the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to “cover” its exposure under any short position.

Mutual funds are not required to have a fundamental policy about engaging in short sales. There may be circumstances in which the Fund’s investment manager believes that a short sale is in the best interests of shareholders. If this fundamental policy is eliminated, the Fund will be able to engage in short sales subject to the Fund’s other investment policies and applicable law. However, the Fund does not currently intend to engage in short sales. If the Fund determined to engage in short sales, the Fund’s Board would first be consulted and the Fund’s prospectus and/or statement of additional information would be revised to disclose the practice. The Fund would be subject to any limitations on engaging in short sales imposed by the Fund’s Board or investment manager from time to time, as well as the Fund’s other investment policies.

Your Board recommends that you vote “FOR” this proposal.

Proposal 2-J: Remove the fundamental policy relating to investment in other investment companies.

The Fund currently has a fundamental policy prohibiting the Fund from purchasing securities of other investment companies. This fundamental policy reads as follows:

The Fund may not: [p]urchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund’s net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker’s commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization. The return on such investments will be reduced by the operating expenses, including management fees, of such investment company, and will be further reduced by the Fund’s expenses; that is, there will be a layering of certain fees and expenses.

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy prohibiting the Fund from purchasing securities of other investment companies will be eliminated.

Discussion. The Fund has a fundamental policy on this topic that prohibits it from investing more than a particular percentage of its net assets in other investment companies, except as permitted under the 1940 Act and/or except where such purchase is part of a plan of merger or reorganization.

The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act limited these investments to relatively small percentages of fund assets unless a master-feeder or fund-of-funds structure was utilized. Outside of the master-feeder and fund-of-funds structures and subject to certain other exceptions, the 1940 Act limited a fund’s investments in a single investment company to 3% of the purchased investment company’s outstanding voting stock and to 5% of the fund’s total assets and caps a fund’s investments in all investment companies at 10% of the fund’s total assets.

Recent rule changes now permit funds to invest an unlimited portion of their assets in affiliated investment companies, though investments in unaffiliated investment companies are still subject to certain limitations. In addition, the SEC has recently granted exemptions from the 1940 Act limits for funds investing in certain exchange-traded funds.

Because of the existing 1940 Act limitations and in light of the recent changes to, and exemptions from, these limitations, the Fund believes that its existing fundamental policy is unnecessary. If the Fund’s fundamental policy on this topic is eliminated, the Fund will be able to invest in other investment companies to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Fund’s other investment policies. However, the Fund does not currently intend to purchase securities of other investment companies, except that the Fund may invest in certain types of securities, typically structured as investment companies, that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index (“Equity Equivalents”). Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index.

Mutual funds invest in other investment companies for a variety of reasons. Using a master-feeder structure (in which one or more investment companies (“feeder” funds) invest substantially all of their assets in another investment company (a “master” fund)) may provide access to a larger investment portfolio and may increase opportunities for economies of scale. Using a fund-of-funds structure may provide access to a broader investment portfolio or mix of investment styles and strategies. Investing in investment companies also is a way to equitize cash in a fund’s portfolio and to achieve investment exposure to a particular asset class or type of investment.

When the Fund invests in other funds, it bears not only its own expenses but also its proportionate share of the operating expenses of the other funds.

Your Board recommends that you vote “FOR” this proposal.

Proposal 2-K-1: Remove the fundamental policy relating to investments made for the purpose of exercising control of management.

The Fund currently has a fundamental policy prohibiting the Fund from investing in companies for the purpose of exercising control of management of the company. This fundamental policy reads as follows:

The Fund may not: [i]nvest in companies for the purpose of exercising control of management.

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy prohibiting the Fund from investing in companies for the purpose of exercising control of management of the company will be eliminated.

Discussion. Investing for control of a company may subject the Fund to liability beyond the amount of its investment. The Fund could be liable to other shareholders of the company, regulators and others for actions taken by the Fund or the company or on their behalf. The Fund does not currently intend to invest for control of management of a company.

Proposal 2-K-2: Remove the fundamental policy relating to investment in unseasoned issuers.

The Fund currently has a fundamental policy limiting the investment of the Fund in unseasoned issuers. This fundamental policy reads as follows:

The Fund may not: [i]nvest more than 10% of the value of the Fund’s total assets in securities of unseasoned issuers, including their predecessor, which have been in operation for less than three years.

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy limiting the investment of the Fund in unseasoned issuers will be eliminated.

Discussion. Unseasoned issuers are start-up companies or other newly-launched enterprises with shorter operating histories. Compared to more established or larger companies, unseasoned issuers are more likely to have more erratic earnings, more limited product lines and distribution channels, fewer capital resources and more limited management depth. Securities of unseasoned issuers are more likely to experience sharper swings in market value and be less liquid than those of more established companies. The Fund does not currently intend to invest more than 10% of the value of its total assets in unseasoned issuers.

In selecting stocks for the Fund to invest in, a company’s status as an unseasoned issuer may play a role in the stock selection process of the Fund’s investment manager. The Fund’s investment manager emphasizes individual security selection while varying the Fund’s investments across industries, which may help to reduce risk. The investment manager evaluates companies of all sizes—from established large capitalization companies to young start-up companies. The investment manager seeks to identify those companies whose securities are undervalued based on the investment manager’s judgment of the company’s sustainable earnings growth. The investment manager employs fundamental analysis to analyze each company in detail, ranking the management, strategy and competitive market position.

Proposal 2-K-3: Remove the fundamental policy relating to writing and purchasing options.

The Fund currently has a fundamental policy limiting the ability of the Fund to write or purchase puts or calls on securities or securities indices. This fundamental policy reads as follows:

The Fund may not: [w]rite or purchase puts or calls on securities or securities indices except as described under “Investment Policies—Put and Call Options.”

If shareholders of the Fund approve this proposal, the Fund’s fundamental policy limiting the ability of the Fund to write or purchase puts or calls on securities or securities indices will be eliminated.

Discussion. A put option is a right to sell a security or security index at a specified time or times or during a specified period at a specified price. A call option is a right to acquire a security or security index at a specified time or times or during a specified period at a specified price. An option entitles the holder to dispose of a security or security index or make a future investment under certain circumstances. If those circumstances do not occur, the option is “out of the money” or it is otherwise uneconomic for the option to be exercised, and the option expires unexercised, any purchase price for the option will be forfeited. Investments in options may be considered speculative because an option does not represent any rights in the assets of the issuing company, nor does it entitle the holder to dividends or voting rights.

The Fund will invest in options subject to any limitations imposed by the Fund’s Board or investment manager from time to time, as well as the Fund’s other investment policies. As provided in the Fund’s statement of additional information, the Fund may purchase and write put and call options on securities and securities indices provided such options are traded on a national securities exchange and provided further that the value of options held and the value of positions underlying options written do not exceed 10% of the Fund’s total assets. Puts and calls with respect to a limited number of securities currently may be purchased or written through the facilities of certain national securities exchanges. In addition, each of such exchanges provides a secondary market for “closing” options positions. It will be the policy of the Fund to write call options only if the Fund either: (i) owns and will hold over the term of the option the underlying securities against which the option is written (or securities convertible into the underlying securities without additional consideration); or (ii) owns or will hold a call on the same underlying security or securities. When a put option is written by the Fund, the Fund will create and maintain a segregated account consisting of liquid assets equal to the option price. The Fund may purchase put or call options for speculative purposes in pursuit of its objective of capital appreciation or, in the case of a put, to hedge against an adverse price change in a portfolio position.

Additional Discussion for Proposals 2-K-1, 2-K-2 and 2-K-3. These fundamental policies are believed initially to have been adopted in response to requirements imposed under certain states’ securities laws and/or other restrictions which no longer apply to the Fund, and are not required by the 1940 Act. The elimination of these policies will simplify the Fund’s compliance requirements and will provide the Fund’s investment manager greater flexibility to invest the Fund’s assets as it deems appropriate, consistent with applicable law and the Fund’s investment objectives and other investment policies.

Your Board recommends that you vote “FOR” Proposals 2-K-1, 2-K-2 and 2-K-3.

ADDITIONAL INFORMATION

5% Share Ownership

As of September 15, 2006, the following persons owned of record the amounts indicated of the shares of the Fund:

Percent	Name	Address
12.4639%	Benito Gaguine, Frances C. Gaguine, John B. Gaguine and Bruce Alexander Gaguine, Trustees, Benito Gaguine Management Trust, dated 12/05/94	10117 Silver St. Juneau, AK 99801-8745
11.1596%*	Rosalind A. Kochman	35 Prospect Park West Apt. 15B Brooklyn, NY 11215

*	Includes personal and individual retirement account holdings of Ms. Kochman and her husband.

Security Ownership of Management

As of September 15, 2006, Board Members and officers of the Fund owned, in the aggregate, approximately 18.2678% of the Fund’s outstanding shares. As of that date, the following Board Members and officers of the Fund owned of record the amounts indicated of the shares of the Fund:

Percent	Name
11.1596%*	Rosalind A. Kochman
4.7595%**	William Morris
1.4687%***	Irving Sonnenschein
0.8800%****	Irving Brilliant

*	Includes personal and individual retirement account holdings of Ms. Kochman and her husband.
**	Includes holdings in Gaguine Family Trust U/A, dated 12/22/76, of which Mr. Morris is trustee, as well as individual retirement account holdings of Mr. Morris and his wife.
***	Includes personal holdings of Mr. Sonnenschein and his wife.
****	Holdings of Irving Brilliant, Benice Brilliant and Marc Brilliant, Co-Trustees, Joseph Brilliant Credit Shelter Trust UBS Stephen Brilliant U/A, dated 07/09/03.

All other Board Members and officers of the Fund owned in the aggregate less than 1% of the Fund’s outstanding shares as of September 15, 2006.

Submission of Shareholder Proposals

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write the Fund to the attention of Robert I. Frenkel, Secretary, c/o Legg Mason & Co., LLC, 300 First Stamford Place, 4th Floor, Stamford, Connecticut 06902. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the chair of the nominating committee and the outside counsel to the independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 399 Park Avenue, New York, New York 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

It is anticipated that the total cost of preparing, printing and mailing the Proxy Statement will be approximately $75,000. Legg Mason or its affiliates have agreed to pay the printing, mailing service and proxy solicitation costs associated with this Proxy Statement, which are estimated at approximately $25,000. The remaining costs attributable to this Proxy Statement, including preparation of the enclosed proxy card, the accompanying notice and the Proxy Statement, which are estimated at approximately $50,000, will be shared equally, with Legg Mason paying approximately $25,000 and the Fund paying approximately $25,000.

Solicitation may be made by letter or telephone by officers or employees of Barrett Associates and its affiliates, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund and Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. In addition, the Fund and Legg Mason have retained Computershare Fund Services (“Computershare”), 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $10,000 for such solicitation services (including reimbursements of out-of-pocket expenses), to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone. The Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to the Fund.

Fiscal Year

The fiscal year end of the Fund is August 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 125 Broad Street, New York, New York, for inspection by any shareholder during regular business hours beginning 10 days prior to the date of the Meeting.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or over the Internet.

Robert I. Frenkel

Secretary

November 13, 2006

Appendix A

Form of Management Agreement

with

Barrett Associates, Inc.

This MANAGEMENT AGREEMENT (“Agreement”) is made this             day of             , 200    , by and between Salomon Brothers Opportunity Fund Inc, a Maryland corporation (the “Corporation”) and Barrett Associates, Inc., a New York corporation (the “Manager”).

WHEREAS, the Corporation is registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Corporation wishes to retain the Manager to provide investment advisory, management, and administrative services to the Corporation (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Corporation hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Corporation’s Board of Directors (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Corporation’s Articles of Incorporation, and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Corporation to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

4. Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. (a) The Manager, at its expense, shall supply the Board and officers of the Corporation with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. No member of the Board, officer or employee of the Corporation or Fund shall receive from the Corporation or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Corporation or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Corporation or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the Corporation’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Corporation. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Corporation without the consent of the Manager.

13. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Corporation.

14. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

15. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

ATTEST:	SALOMON BROTHERS OPPORTUNITY FUND INC

By:	By:

ATTEST:	BARRETT ASSOCIATES, INC.

By:	By:

Schedule A

	Management Fee (as a percentage of average daily net assets)
Salomon Brothers Opportunity Fund Inc	First $1.00 billion	0.750%
	Next $1.00 billion	0.725%
	Next $3.00 billion	0.700%
	Next $5.00 billion	0.675%
	Over $10.00 billion	0.650%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-877-0438, or go to this website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone, or Internet.

PROXY	SALOMON BROTHERS OPPORTUNITY FUND INC PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 30, 2006	PROXY

The undersigned, hereby appoints R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Harris C. Goldblat and each of them, proxies with several powers of substitution, to attend the Special Meeting of Shareholders of Salomon Brothers Opportunity Fund Inc to be held at the offices of Barrett Associates, Inc., 90 Park Avenue, 34th Floor, New York, New York 10016, on November 30, 2006 at 10:00 a.m. (New York time), or at any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” Proposals 1 and 2.

The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-877-0438

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Signature of joint owner, if any

Date SAL_16898

PLEASE SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENEVELOPE

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ■

Salomon Brothers Opportunity Fund Inc

☐ To vote FOR all Proposals mark this box. No other vote is necessary.

1.	To Approve a New Management Agreement with Barrett Associates, Inc.	FOR	AGAINST	ABSTAIN

2.	To Revise Fundamental Investment Policies	☐	☐	☐

2-A.	To Revise the Fundamental Investment Policy Relating to Borrowing Money	☐	☐	☐

2-B.	To Revise the Fundamental Investment Policy Relating to Underwriting	☐	☐	☐

2-C.	To Revise the Fundamental Investment Policy Relating to Lending	☐	☐	☐

2-D.	To Revise the Fundamental Investment Policy Relating to Issuing Senior Securities	☐	☐	☐

2-E.	To Revise the Fundamental Investment Policy Relating to Real Estate	☐	☐	☐

2-F.	To Revise the Fundamental Investment Policy Relating to Commodities	☐	☐	☐

2-G.	To Revise the Fundamental Investment Policy Relating to Concentration	☐	☐	☐

2-H.	To Remove the Fundamental Investment Policy Relating to the Purchase of Illiquid Securities	☐	☐	☐

2-I.	To Remove the Fundamental Investment Policy Relating to Both Purchasing Securities On Margin and Making Short Sales	☐	☐	☐

2-J.	To Remove the Fundamental Investment Policy Relating to Investment in Other Investment Companies	☐	☐	☐

2-K-1.	To Remove the Fundamental Investment Policy Relating to Investment Made for the Purpose of Exercising Control of Management	☐	☐	☐

2-K-2.	To Remove the Fundamental Investment Policy Relating to Investment in Unseasoned Issuers	☐	☐	☐

2-K-3.	To Remove the Fundamental Investment Policy Relating to Writing and Purchasing Options	☐	☐	☐

TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY

ADJOURNMENTS THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

PLEASE SIGN, DATE AND MAIL IN ENCLOSED POSTAGE-PAID ENEVELOPE.

SAL_16898